SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 5, 2000
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                           Milinx Business Group, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                   Suite 3827
                            1001 Fourth Avenue Plaza
                                Seattle, WA 98154
                     ---------------------------------------
                    (Address of principal executive offices)

                                  206-621-7032
                                  604 647-7600
                          -----------------------------
                          Registrant's telephone number


        Delaware                    000-26421                      91-1954074
------------------------     ------------------------          -----------------
(State of Incorporation)     (Commission File Number)          (I.R.S. Employer)


ITEM 5.  OTHER EVENTS

On December 5, 2000 James W. Summers resigned from the position of Chief Financial Officer of Milinx Business Group. Inc.; he intends to pursue other business activities in Seattle, Washington.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILINX BUSINESS GROUP, INC.                                   DATE

/s/ Mayard L. Dokken                                     December 15, 2000
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Maynard L. Dokken, President